SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2002


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


            Arizona                    1-4473                   86-0011170
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


   400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona       85004
           (Address of principal executive offices)             (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-63994 and 333-83398), which were declared effective on July 11, 2001 and February 26, 2002, respectively.

Exhibit
No.               Description
-------           -----------

1.1 Underwriting Agreement and related Terms Agreement, each dated February 26, 2002, in connection with the offering of $375,000,000 of 6.50% Notes due 2012.

4.1 Sixth Supplemental Indenture dated as of March 1, 2002, relating to the issuance of $375,000,000 of 6.50% Notes due 2012.

4.2  Specimen of Note of 6.50% Notes due 2012.

12.1 Computation of Earnings to Fixed Charges.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARIZONA PUBLIC SERVICE COMPANY
                                   (Registrant)


Dated: February 28, 2002           By Barbara M. Gomez
                                      ------------------------------------------
                                      Barbara M. Gomez
                                      Treasurer